NEWS RELEASE

Arlo Reports Third Quarter 2022 Results

Revenue of $128 million, growing 15% year over year
Q3 ARR ended at $125 million, growing 56% year over year
1.7 million in Cumulative Paid Accounts, growing 91% year over year

Carlsbad, California - November 8, 2022 - Arlo Technologies, Inc. (NYSE: ARLO), a leading smart home security brand, today reported financial results for the third quarter ended October 2, 2022.

"In Q3, amidst a rapidly changing economic climate, the Arlo team executed well delivering 15.3% year over year revenue growth for total revenue of $128.2 million. And our service-first strategy continues to show impressive gains with paid accounts growing 91% year over year and our annual recurring revenue reaching $125.4 million," said Matthew McRae, Chief Executive Officer of Arlo Technologies. “Looking ahead, we remain committed to broadening our routes to market through strategic enterprise partnerships and expanding our value proposition to customers through our innovative product introductions of Arlo Safe, Arlo Pro 5S and the new Security System with multi-sensors."

Financial and Business Highlights (1)

•Q3 total revenue of $128.2 million, an increase of 15.3% year over year.
•Record Q3 service revenue of $35.4 million, for growth of 31.3% year over year.
•Ended the quarter with ARR of $125.4 million, growing 56.0% year over year. (2)
•GAAP services gross margin of 66.1%; non-GAAP services gross margin of 66.7% in Q3.
•Added 195,000 paid accounts in Q3, a year over year increase of 7.1%.
•GAAP gross profit of $36.8 million, an increase of 51.0% year over year; non-GAAP gross profit of $38.1 million, an increase of 51.7% year over year.
•GAAP gross margin of 28.7%; non-GAAP gross margin of 29.7%.
•GAAP net loss per diluted share of $(0.16); non-GAAP net loss per diluted share of $(0.05).

	Three Months Ended			Nine Months Ended
	October 2, 2022	July 3, 2022	October 3, 2021	October 2, 2022	October 3, 2021
	(in thousands, except percentage and per share data)
Revenue	$128,157	$118,979	$111,149	$371,887	$292,276
GAAP Gross Margin	28.7%	28.4%	21.9%	28.0%	26.1%
Non-GAAP Gross Margin (1)	29.7%	29.5%	22.6%	29.0%	27.1%
GAAP Net Loss per Diluted Share	$(0.16)	$(0.13)	$(0.18)	$(0.40)	$(0.60)
Non-GAAP Net Income (Loss) per Diluted Share (1)	$(0.05)	$0.01	$(0.08)	$(0.03)	$(0.16)
_________________________
(1)    Reconciliation of financial measures computed on a GAAP basis to the most directly comparable financial measures computed on a non-GAAP basis is provided at the end of this press release.

(2)    ARR is calculated by taking our recurring paid service revenue for the last calendar month in the fiscal quarter, multiplied by 12 months. Recurring paid service revenue represents the revenue we recognized from our paid accounts and excludes prepaid service revenue and non-recurring engineering (NRE) service revenue from strategic partners.

Fourth Quarter 2022 Business Outlook (3)

A reconciliation of our business outlook on a GAAP and non-GAAP basis is provided in the following table:

	Three Months Ending December 31, 2022
	Revenue	Net Loss per Diluted Share
	(in millions, except per share data)
GAAP	$105 - $115	$(0.30) - $(0.23)
Estimated adjustments for (3):
Stock-based compensation expense	—	0.14
Other non-recurring expenses	—	0.03
Non-GAAP	$105 - $115	$(0.13) - $(0.06)
_________________________
(3)    Business outlook does not include estimates for any currently unknown income and expense items which, by their nature, could arise late in a quarter, including: litigation reserves, net; impairment charges; discrete tax benefits or detriments relating to tax windfalls or shortfalls from equity awards; and any additional impacts relating to the implementation of U.S. tax reform. New material income and expense items such as these could have a significant effect on our guidance and future results.

Investor Conference Call / Webcast Details

Arlo will review the third quarter of 2022 results and discuss management’s expectations for the fourth quarter of 2022 today, Tuesday, November 8, 2022 at 5:00 p.m. ET (2:00 p.m. PT). The toll-free dial-in number for the live audio call is (888) 660-6387. The international dial-in number for the live audio call is +1 (929) 203-1909. The conference ID for the call is 7749064. A live webcast of the conference call will be available on Arlo’s Investor Relations website at https://investor.arlo.com. A replay of the call will be available via the web at https://investor.arlo.com.

About Arlo Technologies, Inc.

Arlo is the award-winning, industry leader that is transforming the way people experience the connected lifestyle. Arlo’s deep expertise in product design, wireless connectivity, cloud infrastructure and cutting-edge AI capabilities focuses on delivering a seamless, smart home experience for Arlo users that is easy to setup and interact with every day. Arlo’s cloud-based platform provides users with visibility, insight and a powerful means to help protect and connect in real-time with the people and things that matter most, from any location with a Wi-Fi or a cellular connection. To date, Arlo has launched several categories of award-winning smart connected devices, software and services, including wire-free smart Wi-Fi and LTE-enabled security cameras, audio and video doorbells, a floodlight, the Arlo App and Arlo Secure, an AI-based subscription service designed to maximize security through personalized notifications and emergency services for quicker help during a crisis.

With a mission to bring users peace of mind, Arlo is as passionate about protecting user privacy as it is about safeguarding homes and families. Arlo is committed to supporting industry standards for data protection designed to keep users' personal information private and in their control. Arlo does not monetize personal data, provides enhanced controls for user data, supports privacy legislation, keeps user data safely secure, and puts security at the forefront of company culture.

© 2022 Arlo Technologies, Inc., Arlo and the Arlo logo are trademarks and/or registered trademarks of Arlo Technologies, Inc. and/or certain of its affiliates in the United States and/or other countries. Other brand and product names are for identification purposes only and may be trademarks or registered trademarks of their respective holder(s). The information contained herein is subject to change without notice. Arlo shall not be liable for technical or editorial errors or omissions contained herein. All rights reserved.

Contact:

Arlo Investor Relations
Erik Bylin
investors@arlo.com
(510) 315-1004

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The words “anticipate,” “expect,” “believe,” “will,” “may,” “should,” “estimate,” “project,” “outlook,” “forecast” or other similar words are used to identify such forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. The forward-looking statements represent Arlo Technologies, Inc.’s (the "Company") expectations or beliefs concerning future events based on information available at the time such statements were made and include statements regarding its potential future business, operating performance and financial condition, including descriptions of its expected revenue, GAAP and non-GAAP gross margins, operating margins, tax rates, expenses, and cash outlook; the expansion of the Company’s product portfolio with Arlo Safe and the Security System; strategic objectives and initiatives, including the broadening of routes to market via strategic enterprise partnerships; the Company's recurring revenue business model; expectations regarding market expansion and future growth; and quotes from the Company's Chief Executive Officer. These statements are based on management's current expectations and are subject to certain risks and uncertainties, including the following: the expansion of the Company’s product portfolio with Arlo Safe and the Security System may not materialize; routes to market may not materialize or prove as successful as anticipated; the relationships with strategic enterprise partners may deteriorate; future demand for the Company's products may be lower than anticipated, including due to inflation, lower consumer confidence and rising interest rates; the Company may be unsuccessful in developing and expanding its sales and marketing capabilities; the Company may not be able to increase sales of its paid subscription services; consumers may choose not to adopt the Company's new product offerings or adopt competing products; product performance may be adversely affected by real world operating conditions; the Company may be unsuccessful or experience delays in manufacturing and distributing its new and existing products; the Company may fail to manage costs, including the cost of developing new products and manufacturing and distribution of its existing offerings. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Further information on potential risk factors that could affect the Company and its business are detailed in the Company's periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled “Risk Factors” in the Company's most recently filed Annual Report and Quarterly Report filed with the Securities and Exchange Commission (the “SEC”) and subsequent filings with the SEC. Given these circumstances, you should not place undue reliance on these forward-looking statements. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Information:

To supplement our unaudited selected financial data presented on a basis consistent with U.S. Generally Accepted Accounting Principles (“GAAP”), we disclose certain non-GAAP financial measures that exclude certain charges, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, non-GAAP total operating expenses, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP other income (expenses), net, non-GAAP provision for income taxes, non-GAAP net income (loss) and non-GAAP net income (loss) per diluted share. These supplemental measures exclude adjustments for separation expense, stock-based compensation expense, litigation reserves, employee retention credit and the related tax effects. These non-GAAP measures are not in accordance with or an alternative for GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.

In calculating non-GAAP financial measures, we exclude certain items to facilitate a review of the comparability of our operating performance on a period-to-period basis because such items are not, in our view, related to our ongoing operational performance. We use non-GAAP measures to evaluate the operating performance of our business, for comparison with forecasts and strategic plans, and for benchmarking performance externally against competitors. In addition, management’s incentive compensation is determined using certain non-GAAP measures. Since we find these measures to be useful, we believe that investors benefit from seeing results “through the eyes” of management in addition to seeing GAAP results. We believe that these non-GAAP measures, when read in conjunction with our GAAP measures, provide useful information to investors by offering:

–the ability to make more meaningful period-to-period comparisons of our on-going operating results;
–the ability to better identify trends in our underlying business and perform related trend analyses;

–a better understanding of how management plans and measures our underlying business; and
–an easier way to compare our operating results against analyst financial models and operating results of competitors that supplement their GAAP results with non-GAAP financial measures.

The following are explanations of the adjustments that we incorporate into non-GAAP measures, as well as the reasons for excluding them in the reconciliations of these non-GAAP financial measures:

Separation expense consists of expenses that are related to the separation of our business from NETGEAR. These consist primarily of costs of legal and professional services for IPO-related litigation associated with our separation from NETGEAR. We consider our operating results without these charges when evaluating our ongoing performance and forecasting our earnings trends, and therefore exclude such charges when presenting non-GAAP financial measures. We believe that the assessment of our operations excluding these costs is relevant to our assessment of internal operations and comparisons to the performance of our competitors.

Stock-based compensation expense consists of non-cash charges for the estimated fair value of stock options, performance-based stock options, restricted stock units, performance-based restricted stock units, shares under the employee stock purchase plan granted to employees and employees' annual bonus in RSU form. We believe that the exclusion of these charges provides for more accurate comparisons of our operating results to peer companies due to the varying available valuation methodologies, subjective assumptions and the variety of award types. In addition, we believe it is useful to investors to understand the specific impact stock-based compensation expense has on our operating results.

Other items are the result of either unique or unplanned events, including, when applicable: impairment charges, litigation reserves, net and employee retention credit. It is difficult to predict the occurrence or estimate the amount or timing of these items in advance. Although these events are reflected in our GAAP financial statements, these unique transactions may limit the comparability of our on-going operations with prior and future periods. The amounts result from events that often arise from unforeseen circumstances, which often occur outside of the ordinary course of continuing operations. Therefore, the amounts do not accurately reflect the underlying performance of our continuing business operations for the period in which they are incurred.

Tax effects consist of the various above adjustments that we incorporate into non-GAAP measures in order to provide a more meaningful measure on non-GAAP net income. We also believe providing financial information with and without the income tax effects relating to our non-GAAP financial measures provides our management and users of the financial statements with better clarity regarding the on-going performance of our business.

Source: Arlo-F

***Financial Tables Attached***

ARLO TECHNOLOGIES, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	As of
	October 2, 2022	December 31, 2021
	(In thousands, except share and per share data)
ASSETS
Current assets:
Cash and cash equivalents	$80,773	$175,749
Short-term investments	44,499	—
Accounts receivable, net	82,707	79,564
Inventories	73,243	38,390
Prepaid expenses and other current assets	9,871	9,919
Total current assets	291,093	303,622
Property and equipment, net	6,588	9,595
Operating lease right-of-use assets, net	14,161	14,814
Goodwill	11,038	11,038
Restricted cash	4,128	4,107
Other non-current assets	4,208	4,314
Total assets	$331,216	$347,490

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$107,103	$84,098
Deferred revenue	11,893	29,442
Accrued liabilities	92,117	97,389
Total current liabilities	211,113	210,929
Non-current operating lease liabilities	20,239	21,470
Other non-current liabilities	2,543	2,439
Total liabilities	233,895	234,838
Stockholders’ Equity:
Preferred stock: $0.001 par value; 50,000,000 shares authorized; none issued or outstanding	—	—
Common stock: $0.001 par value; 500,000,000 shares authorized; shares issued and outstanding: 88,410,113 at October 2, 2022 and 84,453,212 at December 31, 2021	88	84
Additional paid-in capital	420,727	401,367
Accumulated other comprehensive income (loss)	(224)	—
Accumulated deficit	(323,270)	(288,799)
Total stockholders’ equity	97,321	112,652
Total liabilities and stockholders’ equity	$331,216	$347,490

ARLO TECHNOLOGIES, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended			Nine Months Ended
	October 2, 2022	July 3, 2022	October 3, 2021	October 2, 2022	October 3, 2021
	(in thousands, except percentage and per share data)
Revenue:
Products	$92,720	$86,191	$84,152	$273,736	$217,224
Services	35,437	32,788	26,997	98,151	75,052
Total revenue	128,157	118,979	111,149	371,887	292,276
Cost of revenue:
Products	79,386	73,829	75,682	233,992	184,858
Services	12,021	11,410	11,124	33,830	31,099
Total cost of revenue	91,407	85,239	86,806	267,822	215,957
Gross profit	36,750	33,740	24,343	104,065	76,319
Gross margin	28.7%	28.4%	21.9%	28.0%	26.1%
Operating expenses:
Research and development	16,471	17,402	14,377	50,252	45,419
Sales and marketing	22,193	14,506	12,779	49,867	36,445
General and administrative	12,253	13,149	12,119	38,023	36,905
Impairment charges	—	—	—	—	9,116
Separation expense	273	25	683	377	1,342
Total operating expenses	51,190	45,082	39,958	138,519	129,227
Loss from operations	(14,440)	(11,342)	(15,615)	(34,454)	(52,908)
Operating margin	(11.3)%	(9.5)%	(14.0)%	(9.3)%	(18.1)%
Interest income (expense), net	290	129	(1)	414	26
Other income (expense), net	19	(116)	599	314	4,170
Loss before income taxes	(14,131)	(11,329)	(15,017)	(33,726)	(48,712)
Provision for income taxes	304	228	181	745	525
Net loss	$(14,435)	$(11,557)	$(15,198)	$(34,471)	$(49,237)
Net loss per share:
Basic	$(0.16)	$(0.13)	$(0.18)	$(0.40)	$(0.60)
Diluted	$(0.16)	$(0.13)	$(0.18)	$(0.40)	$(0.60)
Weighted average shares used to compute net loss per share:
Basic	88,124	86.868	83,809	86,677	82,191
Diluted	88,124	86.868	83,809	86,677	82,191

ARLO TECHNOLOGIES, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended
	October 2, 2022	October 3, 2021
	(In thousands)
Cash flows from operating activities:
Net loss	$(34,471)	$(49,237)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	31,787	27,548
Impairment charges	—	9,116
Depreciation and amortization	3,653	4,546
Allowance for credit losses and inventory reserves	(211)	(2,530)
Deferred income taxes	259	(284)
Others	39	54
Changes in assets and liabilities:
Accounts receivable, net	(3,171)	7,712
Inventories	(34,613)	27,274
Prepaid expenses and other assets	(105)	(5,166)
Accounts payable	23,229	(27)
Deferred revenue	(18,544)	(28,019)
Accrued and other liabilities	(2,635)	(23,643)
Net cash used in operating activities	(34,783)	(32,656)
Cash flows from investing activities:
Purchases of property and equipment	(815)	(1,938)
Purchases of short-term investments	(69,305)	—
Proceeds from maturities of short-term investments	24,542	20,000
Net cash provided by (used in) investing activities	(45,578)	18,062
Cash flows from financing activities:
Proceeds related to employee benefit plans	3,172	7,403
Restricted stock unit withholdings	(17,766)	(12,938)
Net cash used in financing activities	(14,594)	(5,535)
Net decrease in cash and cash equivalents and restricted cash	(94,955)	(20,129)
Cash and cash equivalents and restricted cash, at beginning of period	179,856	190,291
Cash and cash equivalents and restricted cash, at end of period	$84,901	$170,162

Non-cash investing activities:
Purchases of property and equipment included in accounts payable and accrued liabilities	$209	$423

ARLO TECHNOLOGIES, INC.

RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES

UNAUDITED STATEMENT OF OPERATIONS DATA:

	Three Months Ended			Nine Months Ended
	October 2, 2022	July 3, 2022	October 3, 2021	October 2, 2022	October 3, 2021
	(in thousands, except percentage data)
GAAP gross profit:
Products	$13,334	$12,362	$8,470	$39,744	$32,366
Services	23,416	21,378	15,873	64,321	43,953
Total GAAP gross profit	36,750	33,740	24,343	104,065	76,319
GAAP gross margin:
Products	14.4%	14.3%	10.1%	14.5%	14.9%
Services	66.1%	65.2%	58.8%	65.5%	58.6%
Total GAAP gross margin	28.7%	28.4%	21.9%	28.0%	26.1%
Stock-based compensation expense - Products	1,132	1,148	593	3,135	2,756
Stock-based compensation expense - Services	233	187	194	475	194
Non-GAAP gross profit:
Products	14,466	13,510	9,063	42,879	35,122
Services	23,649	21,565	16,067	64,796	44,147
Total Non-GAAP gross profit	$38,115	$35,075	$25,130	$107,675	$79,269
Non-GAAP gross margin:
Products	15.6%	15.7%	10.8%	15.7%	16.2%
Services	66.7%	65.8%	59.5%	66.0%	58.8%
Total Non-GAAP gross margin	29.7%	29.5%	22.6%	29.0%	27.1%

GAAP research and development	$16,471	$17,402	$14,377	$50,252	$45,419
Stock-based compensation expense	(2,679)	(3,621)	(2,086)	(8,602)	(8,474)
Non-GAAP research and development	$13,792	$13,781	$12,291	$41,650	$36,945
	10.8%	11.6%	11.1%	11.2%	12.6%

GAAP sales and marketing	$22,193	$14,506	$12,779	$49,867	$36,445
Stock-based compensation expense	(1,389)	(1,790)	(1,119)	(4,559)	(3,947)
Non-GAAP sales and marketing	$20,804	$12,716	$11,660	$45,308	$32,498
	16.2%	10.7%	10.5%	12.2%	11.1%

GAAP general and administrative	$12,253	$13,149	$12,119	$38,023	$36,905
Stock-based compensation expense	(4,520)	(5,499)	(3,607)	(15,016)	(12,177)
Litigation reserves, net	(5)	(65)	—	(117)	(167)
Non-GAAP general and administrative	$7,728	$7,585	$8,512	$22,890	$24,561
	6.0%	6.4%	7.7%	6.2%	8.4%

ARLO TECHNOLOGIES, INC.

RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES (CONTINUED)

UNAUDITED STATEMENT OF OPERATIONS DATA (CONTINUED):

	Three Months Ended			Nine Months Ended
	October 2, 2022	July 3, 2022	October 3, 2021	October 2, 2022	October 3, 2021
	(in thousands, except percentage and per share data)
GAAP total operating expenses	$51,190	$45,082	$39,958	$138,519	$129,227
Separation expense	(273)	(25)	(683)	(377)	(1,342)
Stock-based compensation expense	(8,588)	(10,910)	(6,812)	(28,177)	(24,598)
Impairment charges	—	—	—	—	(9,116)
Litigation reserves, net	(5)	(65)	—	(117)	(167)
Non-GAAP total operating expenses	$42,324	$34,082	$32,463	$109,848	$94,004

GAAP operating loss	$(14,440)	$(11,342)	$(15,615)	$(34,454)	$(52,908)
GAAP operating margin	(11.3)%	(9.5)%	(14.0)%	(9.3)%	(18.1)%
Separation expense	273	25	683	377	1,342
Stock-based compensation expense	9,953	12,245	7,599	31,787	27,548
Impairment charges	—	—	—	—	9,116
Litigation reserves, net	5	65	—	117	167
Non-GAAP operating income (loss)	$(4,209)	$993	$(7,333)	$(2,173)	$(14,735)
Non-GAAP operating margin	(3.3)%	0.8%	(6.6)%	(0.6)%	(5.0)%

GAAP other income (expense), net	$19	$(116)	$599	$314	$4,170
Employee Retention Credit	—	(26)	(196)	(65)	(2,007)
Non-GAAP other income (expense), net	$19	$(142)	$403	$249	$2,163

GAAP provision for income taxes	$304	$228	$181	$745	$525
GAAP income tax rate	(2.2)%	(2.0)%	(1.2)%	(2.2)%	(1.1)%
Non-GAAP provision for income taxes	$304	$228	$181	$745	$525
Non-GAAP income tax rate	(7.8)%	23.3%	(2.6)%	(49.3)%	(4.2)%

ARLO TECHNOLOGIES, INC.

RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES (CONTINUED)

UNAUDITED STATEMENT OF OPERATIONS DATA (CONTINUED):

	Three Months Ended			Nine Months Ended
	October 2, 2022	July 3, 2022	October 3, 2021	October 2, 2022	October 3, 2021
	(in thousands, except percentage and per share data)
GAAP net loss	$(14,435)	$(11,557)	$(15,198)	$(34,471)	$(49,237)
Separation expense	273	25	683	377	1,342
Stock-based compensation expense	9,953	12,245	7,599	31,787	27,548
Impairment charges	—	—	—	—	9,116
Litigation reserves, net	5	65	—	117	167
Employee Retention Credit	—	(26)	(196)	(65)	(2,007)
Non-GAAP net income (loss)	$(4,204)	$752	$(7,112)	$(2,255)	$(13,071)

NET LOSS PER SHARE - BASIC AND DILUTED:
GAAP net loss per share - basic and diluted	$(0.16)	$(0.13)	$(0.18)	$(0.40)	$(0.60)
Separation expense	—	—	0.01	—	0.02
Stock-based compensation expense	0.11	0.14	0.09	0.37	0.34
Impairment charges	—	—	—	—	0.11
Employee Retention Credit	—	—	—	—	(0.03)
Non-GAAP net income (loss) - diluted	$(0.05)	$0.01	$(0.08)	$(0.03)	$(0.16)

Shares used in computing GAAP net income (loss) - basic	88,124	86,868	83,809	86,677	82,191
Shares used in computing non-GAAP net income (loss) - diluted	88,124	91,787	83,809	86,677	82,191

ARLO TECHNOLOGIES, INC.

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

	Three Months Ended
	October 2, 2022	July 3, 2022	April 3, 2022	December 31, 2021	October 3, 2021
	(in thousands, except headcount and per share data)
Cash, cash equivalents and short-term investments	$125,272	$135,258	$145,541	$175,749	$166,057
Cash, cash equivalents and short-term investments per diluted share	$1.42	$1.47	$1.56	$1.94	$1.98

Accounts receivable, net	$82,707	$73,998	$78,054	$79,564	$70,124
Days sales outstanding	59	57	58	50	62

Inventories	$73,243	$39,208	$37,038	$38,390	$39,769
Inventory turns	4.3	7.5	8.7	10.5	7.6

Weeks of channel inventory:
U.S. retail channel	13.6	11.9	15.8	7.0	14.0
U.S. distribution channel	5.5	7.4	10.5	8.5	8.0
APAC distribution channel	9.4	9.8	18.1	8.9	10.2

Deferred revenue (current and non-current)	$12,242	$14,022	$17,375	$30,786	$41,686

Cumulative registered accounts (1)	6,930	6,640	6,389	6,131	5,822
Cumulative paid accounts (2)	1,673	1,478	1,272	1,067	877
Annual recurring revenue (ARR) (3)	$125,402	$116,601	$101,341	$90,100	$80,400

Headcount	360	354	358	353	346
Non-GAAP diluted shares	88,124	91,787	93,135	90,679	83,809
_________________________
(1)    We define our registered accounts at the end of a particular period as the number of unique registered accounts on the Arlo platform as of the end of such period. The number of registered accounts does not necessarily reflect the number of end-users on the Arlo platform as one registered account may be used by multiple end-users to monitor the devices attached to that household.

(2)    Paid accounts are defined as any account worldwide where a subscription to a paid service is being collected (either by us or by our customers or channel partners, including Verisure), plus paid service plans of a duration of more than three months bundled with products (such bundles being counted as a paid account after 90 days have elapsed from the date of registration).

(3)    Effective as of the third quarter of 2021, we adopted ARR as one of the key indicators of our business performance. ARR represents the amount of paid service revenue that we expect to recur annually and is calculated by taking our recurring paid service revenue for the last calendar month in the fiscal quarter, multiplied by 12 months. Recurring paid service revenue represents the revenue we recognize from our paid accounts and excludes prepaid service revenue, and NRE service revenue from strategic partners. The ARR for the comparative periods presented was derived following the same methodology. ARR is a performance metric and should be viewed independently of revenue and deferred revenue, and is not intended to be a substitute for, or combined with, any of these items.

REVENUE BY GEOGRAPHY

	Three Months Ended						Nine Months Ended
	October 2, 2022		July 3, 2022		October 3, 2021		October 2, 2022		October 3, 2021
	(in thousands, except percentage data)
Americas	$71,040	55%	$60,345	51%	$74,511	67%	$199,851	54%	$190,828	65%
EMEA	52,542	41%	54,483	46%	30,931	28%	157,000	42%	80,623	28%
APAC	4,575	4%	4,151	3%	5,707	5%	15,036	4%	20,825	7%
Total	$128,157	100%	$118,979	100%	$111,149	100%	$371,887	100%	$292,276	100%